WELLS FARGO BANK WISCONSIN, N.A-
911 WEST MAIN STREET
STOUGHTON, WI 53589-0119

JORE CORPORATION
DEBTOR IN POSSESSION
1220 W FULTON ST
EDGERTON WI 53534-1004
                                                                     PAGE 1 of 2
                                                      Account Number:201-5068521
                                                   Statement Start Date:02/09/02
                                                     Statement End Date:03/08/02

IF  YOU  HAVE  ANY   QUESTIONS   ABOUT   THIS   STATEMENT   OR  YOUR   ACCOUNTS,
CALL:1-800-225-5935 OR (1-800-CALL-WELLS).

YOUR ACCOUNTS AT A GLANCE

ACCOUNT                                                     ENDING
TYPE                                                        BALANCE

LOW ACTIVITY BUSINESS CHECKING 201-506852                   861.59

NEWS FROM WELLS FARGO

    FEB 08 BEGINNING BALANCE                                        990.35
               TOTAL DEPOSITS/CREDITS                                 0.00
               TOTAL WITHDRAWALS/DEBITS                           - 128.76
    MAR 08 ENDING BALANCE                                           861.59

    WITHDRAWALS AND DEBITS .....................................................

      DATE      TRANSACTION DETAIL                                   AMOUNT
        MAR 08    CHECKS RETURNED WITH STATEMENT FEE                 - 2.00
        MAR 08    MONTHLY SERVICE FEE                                - 3.00
    CHECKS PAID ................................................................

 CHECK #      DATE         AMOUNT        CHECK #     DATE                AMOUNT

 1100         FEB  11         2.30       1103        FEB   21             24.75
 1101         FEB  11        15.00       1104        FEB   22             18.00
 1102         FEB  11        46.36       1105        FEB   21             17.35

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                                                                     PAGE 2 of 2
JORE CORPORATION
DEBTOR IN POSSESSION
DAILY BALANCE SUMMARY

DATE            BALANCE                 DATE                    BALANCE
FEB 08          990.35                  FEB 22                  866.59
FEB 11          926.69                  MAR 08                  861.59
FEB 21          884.59

Thank you for banking with Wells Fargo.                 Member FDIC